UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2023

BioSig Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38659	26-4333375
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

55 Greens Farms Road, 1st Floor Westport, Connecticut	06880
(Address of principal executive offices)	(Zip Code)

(203) 409-5444

(Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	BSGM	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2023, BioSig Technologies, Inc. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”). As described below under Item 5.07, at the Special Meeting, the stockholders approved the BioSig Technologies, Inc. 2023 Long-Term Incentive Plan (the “Plan”). The board of directors of the Company (the “Board”) previously approved the Plan on December 27, 2022, subject to stockholder approval of the Plan at the Special Meeting.

For more information about the Plan, see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 29, 2022 (the “Special Meeting Proxy”), the relevant portions of which are incorporated herein by reference. The description of the Plan above and such portions of the Special Meeting Proxy are qualified in their entirety by reference to the full text of the Plan, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the following proposal was submitted to the Company’s stockholders:

(1)	A proposal to approve the BioSig Technologies, Inc. 2023 Long-Term Incentive Plan.

For more information about the foregoing proposal, see the Special Meeting Proxy. Holders of the Company’s Common Stock were entitled to one vote per share, totaling to 54,577,305 votes, and certain holders of the Company’s Series C Convertible Preferred Stock, subject to the beneficial ownership limitation pursuant to the terms of such preferred stock as set forth in the certificate of designation for such preferred stock, were entitled to an aggregate of 624,100 votes. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to the matter voted upon are set forth below:

(1)	A proposal to approve the BioSig Technologies, Inc. 2023 Long-Term Incentive Plan:

For	Against	Abstain	Broker Non-Votes
24,741,946	1,615,076	421,207	-

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	BioSig Technologies, Inc. 2023 Long-Term Incentive Plan
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: February 9, 2023	By:	/s/ Kenneth L. Londoner
Name: Kenneth L. Londoner
Title: Executive Chairman